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                                  SCHEDULE 14A
                                 (Rule 14a-101)
                   INFORMATION REQUIRED IN THE PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO.    )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement   [ ]  Confidential, For Use of the Commission
[X]   Definitive Proxy Statement         Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Under Rule 14a-12.


                            TEXAS PACIFIC LAND TRUST
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                 Not Applicable
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:.....

      (2)   Aggregate number of securities to which transaction applies:........

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):......

      (4)   Proposed maximum aggregate value of transaction:....................

      (5)   Total fee paid:.....................................................

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:...............................................

     (2)  Form, Schedule or Registration Statement No.:.........................

     (3)  Filing Party:.........................................................

     (4)  Date Filed:...........................................................

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

                            TEXAS PACIFIC LAND TRUST
                                 80 BROAD STREET
                            NEW YORK, NEW YORK 10004


                                                                    May 18, 2000



To All Holders of Certificates of Proprietary Interest and Sub-share Certificates therein (hereinafter collectively referred to as "Certificates"):

                  You are cordially invited to attend a special meeting of Holders of Certificates which will be held at the offices of Chase Bank Texas, 7th Floor Auditorium, 2200 Ross Avenue, Dallas, Texas 75201, on June 7, 2000, at 10:00 A.M. Official notice of the meeting, Proxy Statement and form of Proxy are enclosed with this letter. The purpose of the special meeting is to elect a successor Trustee to the Texas Pacific Land Trust.

                  In view of the fact that the Trustees of the Texas Pacific Land Trust are only three in number and that they are selected until their resignation or death or removal for cause, we have given very considerable time and thought to our suggestion for a successor Trustee. We are gratified to have secured the consent of Mr. John R. Norris III to become a candidate for Trusteeship.

                  Mr. Norris III was born in Austin, Texas in 1953. He attended Washington & Lee University and graduated from the University of Texas with a Bachelors of Business Administration degree in 1976. Mr. Norris III then attended Southern Methodist University School of Law and graduated with a juris doctor degree in 1979.

                  In 1979, Mr. Norris III began working for the firm of Turner, Rodgers, Calloway, Jordan & Sailors and has continued employment with that firm and its successors (currently Calloway, Norris & Burdette) through the present. In 1989, Mr. Norris III became board certified in Estate Planning and Probate Law by the Texas Board of Legal Specialization and has been recertified in that area of practice since. In 1995, Mr. Norris III was elected as a Fellow of the American College of Trusts and Estate Counsel, a professional association consisting of approximately 2,700 lawyers throughout the United States who have been recognized as outstanding practitioners in the laws of wills, trusts, estate planning, estate administration and related tax planning.

                  Mr. Norris III is a member of the American Bar Association, the State Bar of Texas and the Dallas Bar Association where he served as chairman of the Probate, Trust & Estate section in 1995. Mr. Norris III is also a member of District 6A Grievance Committee of the State Bar of Texas and has served as chairman from 1998 through this year.

                  Mr. Norris III's current firm and its predecessors have been the Trust's Texas counsel in excess of fifty years.

                  If you cannot be present at the meeting, please complete, sign and return the Proxy in the enclosed envelope so that your Certificates may be represented.

                              George C. Fraser III
                              CHAIRMAN OF THE TRUSTEES

                            TEXAS PACIFIC LAND TRUST

                              ---------------------

                     Notice of Special Meeting of Holders of
                    Certificates of Proprietary Interest and
                   Sub-share Certificates therein (hereinafter
                   collectively referred to as "Certificates")
                             to be Held June 7, 2000

                              ---------------------


 To:            The Holders of Certificates
                issued under a certain Declaration of
                Trust made by Charles J. Canda, Simeon J. Drake and William Strauss, dated February 1, 1888:

                NOTICE IS HEREBY GIVEN that Mr. George C. Fraser III, one of the Trustees under the Declaration of Trust, having resigned as such Trustee, the Trustees, in accordance with the provisions of the Declaration of Trust, have called a Special Meeting of the Holders of Certificates to be held at the offices of Chase Bank Texas, 7th Floor Auditorium, 2200 Ross Avenue, Dallas, Texas 75201, on June 7, 2000 at 10:00 A.M., Dallas Time, for the purpose of electing a Trustee in the place of Mr. George C. Fraser III, and transacting such other business as may properly come before the meeting.

                Notice of the meeting will be published as required by the Declaration of Trust.

                In accordance with the provisions of the Declaration of Trust, only Holders of Certificates whose names shall have been registered as such in the books of the Trustees at least fifteen days before the meeting will be entitled to vote.

                If you do not intend to be present at the meeting in person, but wish to vote upon the matters to come before the meeting, please sign the accompanying proxy and return the same to Texas Pacific Land Trust, care of the Bank of New York in the enclosed envelope to which no postage need be affixed if mailed in the United States.

                                  Maurice Meyer III
                                  George C. Fraser III
                                  Joe R. Clark
                                           As Trustees under the above-mentioned
                                           Declaration of Trust

New York, New York
May 18, 2000

               PLEASE DATE, SIGN AND RETURN THE ACCOMPANYING PROXY

                            TEXAS PACIFIC LAND TRUST
                                 80 BROAD STREET
                            NEW YORK, NEW YORK 10004

                              --------------------

                                 PROXY STATEMENT

                              --------------------

                                     GENERAL

                  Messrs. Joe R. Clark and Maurice Meyer III, the Trustees under the Declaration of Trust dated February 1, 1888, made by Charles J. Canda, Simeon J. Drake and William Strauss (hereinafter sometimes called the Texas Pacific Land Trust), solicit a proxy from you for a Special Meeting of the Holders of the Certificates of Proprietary Interest issued and outstanding under said Declaration of Trust and the Holders of Sub-share Certificates therein (hereinafter collectively referred to as "Certificates"), to be held at the offices of Chase Bank Texas, 7th Floor Auditorium, 2200 Ross Avenue, Dallas, Texas 75201, on Wednesday, June 7, 2000, at 10:00 A.M., Dallas time. You may, if you should so desire, revoke the proxy at any time before it shall have been taken into account or voted. All Certificates represented by proxies in the accompanying form will be voted.

                  Texas Pacific Land Trust has borne the cost of preparing, assembling and mailing this proxy statement, the attached notice, and the accompanying proxy and return envelope. The Trustees intend to use their regular office personnel to solicit proxies personally or by telephone or letter at the expense of the Trust. These solicitations will consist mainly of making arrangements with brokerage houses and other custodians, nominees and fiduciaries to send this Proxy Statement and the accompanying documents to their principals.

                  There are presently outstanding 1 Certificate of Proprietary Interest of the par value of $100 and 2,584,005 Sub-share Certificates of the par value of $.16-2/3 each. Certificates of Proprietary Interest and Sub-share Certificates therein are interchangeable on the basis of 600 Sub-shares to each Certificate of Proprietary Interest. The Certificates of Proprietary Interest are entitled to 600 votes each and the Sub-share Certificates therein are entitled to one vote each.

                  The approximate date on which this Proxy Statement and the form of proxy included herewith are being first sent to Holders of Certificates is May 18, 2000.

                               ELECTION OF TRUSTEE

                  The Declaration of Trust provides for three Trustees. Since 1991 these Trustees have been Messrs. Maurice Meyer III, George C. Fraser III and Joe R. Clark. The Trustees perform the duties usually performed by Directors and Officers. They hold office until death, resignation or disqualification. Mr. Fraser is currently Chairman of the Trustees. Subsequent to the election of Mr. Fraser's successor, the Trustees will elect a new Chairman of the Trustees. Mr. Roy Thomas is General Agent and Secretary of the Trust and his office is in Dallas, Texas. He has held this position since January 1, 1995. Prior to January 1, 1995, and since December 1, 1992, Mr. Thomas was the Assistant General Agent of the Trust.

                  The Trustees of the Trust met two times in 1999 and once in 2000. The Trust has standing Audit and Employee's Pension committees. The Audit committee was comprised of Mr. Clark and Mr. Meyer III and met once in 2000. The Audit committee meets with the Trust's accountants, following their annual audit of the Trust. The Employee's Pension committee is comprised of the three Trustees, and met once in 2000. The Employee's Pension committee meets annually to oversee the administration of pension benefits for the employees of the Trust.

                  Mr. Fraser has resigned as a Trustee of the Texas Pacific Land Trust, effective upon the election of his successor. The Declaration of Trust provides that in the event of the death, resignation or disqualification of any of the Trustees a successor Trustee shall be elected at a Special Meeting of the Holders of Certificates by a majority in the amount of the Holders of Certificates present in person or by proxy at such meeting whose names shall have been registered in the books of the Trustees at least fifteen days before such meeting. Accordingly, only Holders of Certificates whose names are registered in the books of the Trustees on May 23, 2000, and who have not thereafter and prior to the meeting transferred their Certificates will be entitled to vote.

                  The Trustees and the persons named in the accompanying proxy intend that if you execute and return your proxy with an affirmative response such persons shall cast their votes for the election of Mr. John R. Norris III as a Trustee. The following table and the notes appended hereto set forth with respect to each person nominated for election as a Trustee and each other person whose term of office as a Trustee will continue after the Special Meeting of Holders of Certificates, the name of each such person, all positions and offices with the Texas Pacific Land Trust presently held, his present principal occupation or employment and principal business of his employer, the date on which he first became a Trustee and the approximate amount of each class of equity securities beneficially owned, directly or indirectly, by him as of May 18, 2000.


                                                                           Certificates of Proprietary
                                                                            Interest and/or Sub-share
                                                             First          Certificates Beneficially
                          Principal Occupation or           Became         Owned Directly or Indirectly      Percent of
         Name                   Employment           Age    Trustee             as of May 18, 2000             Class
-------------------------------------------------------------------------------------------------------------------------

Joe R. Clark             Trustee of the Trust         73     1987               500 Sub-share                    *
                          Former President of                                   Certificates
                           Texas Pacific Oil
                           Company, Inc.
                          Private Investor

Maurice Meyer III        Trustee of the Trust         65     1991               14,950 Sub-share                 *
                          Former Vice                                           Certificates**
                           Chairman of
                           Henderson Brothers
                          Private Investor

John R. Norris III       Attorney with                46    Nominee             200 Sub-share                    *
                          Calloway, Norris &                                    Certificates
                          Burdette

All Trustees and                                                                15,650 Sub-share                 *
 Officers as a group                                                            Certificates
 (4 persons)***
------------------------
  *      Less than 1% of outstanding Sub-share Certificates.
 **      Mr. Meyer III holds 14,950  Sub-share  Certificates.  Mr. Meyer III's wife holds 2,300 Sub-share
         Certificates.  Mr. Meyer III disclaims any beneficial interest in those Sub-share Certificates held by his spouse.
***      Assuming Mr. Norris III is elected as Trustee.

                    REMUNERATION AND OTHER TRANSACTIONS WITH
                              MANAGEMENT AND OTHERS

                  The following table sets forth the aggregate direct remuneration paid by Texas Pacific Land Trust during 1999 to the one Officer whose aggregate direct remuneration exceeded $100,000, and the aggregate direct remuneration paid to all Trustees and Officers as a group. No Trustee received remuneration during 1999 in excess of $100,000.



                                                                                                     ESTIMATED
                                                                                                       ANNUAL
                                                                                                     RETIREMENT
          NAME OF INDIVIDUAL OR               CAPACITIES IN WHICH                     CASH           BENEFIT AT
       NUMBER OF PERSONS IN GROUP          REMUNERATION WAS RECEIVED              COMPENSATION        AGE 65(1)
-----------------------------------------------------------------------------------------------------------------
Roy Thomas                                 General Agent and Secretary             $ 128,642         $52,099.87
All Trustees and Officers as a group,      Trustees and Officers                   $ 136,642 (2)     $    --
   including Mr. George C. Fraser III
   who has submitted his resignation as
   Trustee effective upon the election
   of his successor (4 persons)

------------------------

(1) The registrant maintains Texas Pacific Land Trust Employees' Pension Plan, a non-contributory defined benefit pension plan qualified under
         Section 401 of the Internal Revenue Code, in which the employees, excluding the Trustees, participate. The amount of the registrant's contribution, payment or accrual in respect to Mr. Thomas is not and cannot readily be separately or individually calculated by the regular actuaries for the Plan. The amount shown for Mr. Thomas is based upon the Plan formula of 1-1/2% for each covered year times the average salary of the last five years. Total compensation paid during 1999 to the nine (9) employees covered by the Employees' Pension Plan was $563,599.98. No contribution was made to the plan in 1999. The remuneration covered by the Plan is salary.

(2) The Chairman of the Trustees receives the sum of four thousand dollars per year as compensation for his services, and the other two trustees receive the sum of two thousand dollars per year for their services.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

                  No person or group owns of record, or is known by Texas Pacific to own beneficially, more than 5% of any class of voting certificates of Texas Pacific, treating the interchangeable Certificates of Proprietary Interest and Sub-Share Certificates as a single class for this purpose.

                                  OTHER MATTERS

                  The Trustees do not intend to bring before the meeting any matter other than the election of a successor Trustee, and they have no present knowledge that any other matters will or may be brought before the meeting by others. However, if any other matters properly come before the meeting, the Trustees and the persons named in the attached proxy intend that such persons shall vote the proxy in accordance with their judgment upon such matters.



                                   By Order of the Trustees,
                                   Roy Thomas,
                                   Secretary


May 18, 2000
New York, New York

               THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES

                            TEXAS PACIFIC LAND TRUST

  PROXY FOR SPECIAL MEETING OF HOLDERS OF CERTIFICATES OF PROPRIETARY INTEREST
          AND SUB-SHARE CERTIFICATES THEREIN TO BE HELD JUNE 7, 2000

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint JOE R. CLARK, MAURICE MEYER III and DAVID E. BARRY, or any of them (with full power of substitution) his true and lawful attorneys for him and in his name, place and stead to vote as his proxy at the Special Meeting of the Holders of Certificates of Proprietary Interest issued under a certain Declaration of Trust made by Charles J. Canda, Simeon J. Drake and William Strauss, dated February 1, 1888, and of the Holders of Sub-share Certificates therein, to be held at the offices of Chase Bank Texas, 7th Floor Auditorium, 2200 Ross Avenue, Dallas, Texas 75201 on June 7, 2000, at 10:00 A.M., Dallas Time, or any adjournment or adjournments thereof, (1) for the election of John R. Norris III as a successor Trustee in the place and stead of George C. Fraser III and (2) upon such other matters as may properly come before the meeting; according to the number of votes that the undersigned would be entitled to vote if personally present, hereby giving and granting unto said attorneys, or any one or more of them, or his or their substitute or substitutes, full power and authority to do any and all acts and things necessary or proper in the premises, as fully and effectively as the undersigned might or could do if personally present.

       Please Date and Sign on Reverse Side and Mail in Enclosed Envelope

                                                       TEXAS PACIFIC LAND TRUST
                                                       P.O. BOX 11346
                                                       NEW YORK, N.Y. 10203-0346

      ________
     |________|

                                                        _                     _
   The undersigned hereby confers      FOR the nominee |_|    WITHHOLD       |_|
upon said attorneys and proxies,       listed below           AUTHORITY to
or any one or more of them, or                                vote for the
his or their substitute or                                    nominee listed
substitutes, discretionary                                    below
authority to vote with respect
to the election of the following
nominee as a successor Trustee.

Nominee:  JOHN R. NORRIS III

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

   The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Holders of Certificates of Proprietary Interest and Sub-share Certificates therein dated May18, 2000 and the proxy statement furnished therewith.

                                                                              _
                                                      Change of Address and  |_|
                                                      of Comments Mark Here


                                       IMPORTANT:  Please  sign  exactly as your
                                       name or  names  appear  hereon,  and when
                                       signing    as     attorney,     executor,
                                       administrator, trustee or guardian, give your full title as such. If the signatory is a corporation, sign in full corporate name by duly authorized officer.

                                       Dated:_________________________, 2000

                                       _________________________________________

                                       _________________________________________

                                       _________________________________________


(Please sign, date and return this proxy in        Votes must be indicated  |_|
the enclosed postage prepaid envelope.)            (x) in Black or Blue ink.